                                                                    EXHIBIT 99.4

                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                           TENDER OF ALL OUTSTANDING
          FIRST AND REFUNDING MORTGAGE BONDS, 3.75% SERIES A DUE 2008
                                IN EXCHANGE FOR
          FIRST AND REFUNDING MORTGAGE BONDS, 3.75% SERIES B DUE 2008
                                       OF

                            DUKE ENERGY CORPORATION

Registered holders of outstanding First and Refunding Mortgage Bonds, 3.75% Series A due 2008 (the "Outstanding Bonds") who wish to tender their Outstanding Bonds in exchange for a like principal amount of new First and Refunding Mortgage Bonds, 3.75% Series B due 2008 (the "Exchange Bonds") and whose Outstanding Bonds are not immediately available or who cannot deliver their Outstanding Bonds and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to JPMorgan Chase Bank (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by facsimile transmission, mail or hand delivery to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering" in the Prospectus.

                             The Exchange Agent is:

                              JPMORGAN CHASE BANK

  For Delivery by Regular      For Delivery by Registered    By Facsimile Transmission
           Mail:               or Certified Mail; Hand or     (for Eligible Guarantor
                                  Overnight Delivery:           Institutions Only):
    JPMorgan Chase Bank
      ITS Bond Events             JPMorgan Chase Bank              (214) 468-6494
       P.O. Box 2320                ITS Bond Events            Attention: Frank Ivins
      Dallas, TX 75221        2001 Bryan Street, 9th Floor
                                    Dallas, TX 75201
                                 Attention: Frank Ivins

                             For Information Call:
                                 (800) 275-2048

                         For Confirmation by Telephone:
                                 (214) 468-6464

                             ---------------------

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Guarantor Institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.
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Ladies and Gentlemen:

     The undersigned hereby tenders the principal amount of Outstanding Bonds indicated below, upon the terms and subject to the conditions contained in the
Prospectus dated           , 2003 of Duke Energy Corporation (the "Prospectus"),
receipt of which is hereby acknowledged.

-----------------------------------------------------------------------------------------------
                           DESCRIPTION OF OUTSTANDING BONDS TENDERED
-----------------------------------------------------------------------------------------------
                                NAME AND ADDRESS OF   CERTIFICATE NUMBER(S)
                                REGISTERED HOLDER AS  OF OUTSTANDING BONDS
                                 IT APPEARS ON THE        TENDERED (OR        PRINCIPAL AMOUNT
                                 OUTSTANDING BONDS      ACCOUNT NUMBER AT      OF OUTSTANDING
   NAME OF TENDERING HOLDER        (PLEASE PRINT)     BOOK-ENTRY FACILITY)     BONDS TENDERED
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

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

                                   SIGN HERE
Name of Registered or Acting Holder:
------------------------------------------------------------------------
Signature(s):
--------------------------------------------------------------------------------
Name(s) (please print):
--------------------------------------------------------------------------------
Address:
--------------------------------------------------------------------------------
Telephone Number:
--------------------------------------------------------------------------------
Date:
--------------------------------------------------------------------------------
IF OUTSTANDING BONDS WILL BE TENDERED BY BOOK-ENTRY TRANSFER, PROVIDE THE FOLLOWING INFORMATION:

DTC Account Number:
--------------------------------------------------------------------------------
Date:
--------------------------------------------------------------------------------

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

                   THE FOLLOWING GUARANTEE MUST BE COMPLETED

                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth on the reverse hereof, the certificates representing the Outstanding Bonds (or a confirmation of book-entry transfer of such Outstanding Bonds into the Exchange Agent's account at the book-entry transfer facility), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) or agent's message in lieu thereof, with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date (as defined in the Letter of Transmittal).


Name of Firm:
  ----------------------------------
                                                -----------------------------------------
                                                         (Authorized Signature)

Address:                                        Title:
-----------------------------------------       -----------------------------------------
-----------------------------------------       Name:
                                                -----------------------------------------
(Zip Code)                                               (Please type or print)

Area Code and Telephone No.:
-----------------------------------------       Date:
                                                -----------------------------------------

NOTE: DO NOT SEND OUTSTANDING BONDS WITH THIS NOTICE OF GUARANTEED DELIVERY. OUTSTANDING BONDS SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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